August 14, 2026

ULTIMUS MANAGERS TRUST

WAVELENGTH FUND

Supplement to the Summary Prospectus, the Prospectus and
the Statement of Additional Information, each dated September 28, 2025

This supplement updates certain information in the Summary Prospectus, the Prospectus and the Statement of Additional Information (the “SAI”) of the Wavelength Fund (the “Fund”), a series of Ultimus Managers Trust, to revise information contained therein as described below. Capitalized terms, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus, or the SAI. For more information or to obtain a copy of the Summary Prospectus, Prospectus, or the SAI, free of charge, please contact the Fund at 1-866-896-9292.

Notice is hereby given that, effective as of September 14, 2026, the Fund will change its name to “Wavelength Enhanced Core Fund.” The name change does not affect the investment objective, principal investment strategies or principal risks of the Fund or the Adviser personnel who provide services to the Fund. All references to the Fund’s name are replaced with its new name.

If you have any questions regarding the Fund, please call 1-866-896-9292.

Investors Should Retain this Supplement for Future Reference